UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ATN International, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95534-P46479 ATN INTERNATIONAL, INC. 500 CUMMINGS CENTER, SUITE 2450 BEVERLY, MA 01915 ATN INTERNATIONAL, INC. 2026 Annual Meeting of Stockholders Vote by June 15, 2026 11:59 PM Eastern Time or at the Annual Meeting on June 16, 2026 You invested in ATN INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Get informed before you vote View the Notice, Proxy Statement, Letters to Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting one prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 16, 2026 9:00 A.M. Eastern Time 500 Cummings Center Suite 2450 Beverly, MA 01915

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95535-P46479 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.ProxyVote.com or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the following seven (7) directors to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their respective successors are elected and qualified: Nominees: 1a. April V. Henry For 1b. Bernard J. Bulkin For 1c. Derek G. Hudson For 1d. Michael T. Prior For 1e. Naji N. Khoury For 1f. Pamela F. Lenehan For 1g. Patricia A. Jacobs For 2. To hold an advisory vote (known as a “Say on Pay” vote) to approve the compensation of the Company’s named executive officers. For 3. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026. For NOTE: In their discretion, the proxies are authorized to vote upon such other further business, if any, as may properly come before the Annual Meeting or any adjournment, continuation, or postponement thereof.